Exhibit 99.2

Radius Global Infrastructure Prices Upsized Offering of $230 Million of Convertible Senior Notes

September 8, 2021

NEW YORK--(BUSINESS WIRE)--September 8, 2021-- Radius Global Infrastructure, Inc. (Nasdaq: RADI) (“Radius” or the “Company”) today announced the pricing of $230 million aggregate principal amount of 2.50% convertible senior notes due 2026 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of the offering was increased from the previously announced offering size of $200 million. In connection with the offering, Radius granted the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period from the date of initial issuance of the Notes, up to an additional $34.5 million aggregate principal amount of notes on the same terms and conditions (the “Additional Notes”). The sale of the Notes is scheduled to close on September 13, 2021, subject to satisfaction of customary closing conditions.

The Notes will be fully and unconditionally guaranteed by APW OpCo LLC, Radius’s majority-owned subsidiary, and will be senior, unsecured obligations of Radius and APW OpCo LLC, and will pay interest semi-annually in arrears at a rate of 2.50% per year. Prior to the close of business on the business day immediately preceding March 15, 2026, the Notes will be convertible only under certain circumstances and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The initial conversion rate for the Notes will be 44.2087 shares per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $22.62 per share, and will be subject to adjustment upon the occurrence of certain events. The initial conversion price represents a conversion premium of approximately 30.0% over the last reported sale price of $17.40 per share of Radius’s Class A common stock on the Nasdaq Global Market on September 8, 2021. Radius will settle conversions of the Notes by paying or delivering, as the case may be, cash, shares of Radius’s Class A common stock, or a combination thereof, at Radius’s election. Prior to September 20, 2024, the Notes will not be redeemable. Radius may redeem all or any portion of the Notes, at its option, on or after September 20, 2024 and before the 61st scheduled trading day immediately preceding the maturity date, if certain liquidity conditions are satisfied and the last reported sale price of Radius’s Class A common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Radius provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Holders of the Notes may require Radius to repurchase their Notes upon the occurrence of a fundamental change (as defined in the indenture governing the Notes) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, Radius will under certain circumstances increase the conversion rate for holders who elect to convert their Notes in connection with the occurrence of a fundamental change or if Radius issues a notice of redemption.

Radius estimates that the net proceeds from this offering will be approximately $221.6 million, after deducting the initial purchasers’ discount and estimated offering expenses payable by Radius, and assuming no exercise of the initial purchasers’ option to purchase the Additional Notes. Radius intends to use approximately $28.9 million of the net proceeds from the offering to pay the cost of certain capped call transactions described below. Radius intends to use the remainder of the net proceeds for general corporate purposes, including acquisitions of real property interests and contractual rights underlying wireless communications cell sites and other telecommunications-related assets, other business opportunities, capital expenditures, and working capital.

If the initial purchasers exercise their option to purchase the Additional Notes, Radius intends to use a portion of the resulting additional net proceeds from the sale of the Additional Notes to pay the cost of entering into additional capped call transactions and the remainder of the net proceeds from the sale of the Additional Notes for general corporate purposes, including acquisitions of real property interests and contractual rights underlying wireless communications cell sites and other telecommunications-related assets, other business opportunities, capital expenditures, and working capital.

In connection with the pricing of the Notes, Radius entered into privately negotiated capped call transactions with one of the initial purchasers and certain other financial institutions, (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Radius’s Class A common stock upon any conversion of the Notes and/or offset any cash payments Radius is required to make in excess of the principal amount upon conversion of the Notes in the event that the market price of Radius’s Class A common stock is greater than the strike price of the capped call transactions, which initially corresponds to the initial conversion price of the Notes or approximately $22.62 per share, with such reduction subject to a cap of the capped call transactions. The cap price of the capped call transactions will initially be $34.80 per share, which represents a premium of 100% over the last reported sale price of Radius’s Class A common stock on September 8, 2021, and is subject to certain adjustments under the terms of the capped call transactions. If the initial purchasers exercise their option to purchase the Additional Notes, Radius expects to enter into additional capped call transactions with the Option Counterparties.

Radius expects that, in connection with establishing their initial hedge of the capped call transactions, the Option Counterparties or their respective affiliates will purchase shares of Radius’s Class A common stock and/or enter into various derivative transactions with respect to Radius’s Class A common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Radius’s Class A common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to Radius’s Class A common stock and/or purchasing or selling Radius’s Class A common stock or selling Radius’s Class A common stock or other securities in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Radius’s Class A common stock or the Notes, which could affect the ability of noteholders to convert the Notes, and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the Notes.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. The offer and sale of the Notes, the related APW OpCo LLC guarantee, and the shares of Radius’s Class A common stock issuable upon conversion of the Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About the Company

Radius Global Infrastructure, Inc., through its subsidiary AP WIP Investments, LLC, is a multinational owner of a portfolio of primarily triple net rental streams from wireless operators and tower companies for properties underlying their mission critical digital infrastructure.

FORWARD-LOOKING STATEMENTS AND DISCLAIMERS

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. For these statements, Radius claims the protections of the safe harbor for forward-looking statements contained in such Sections. These forward-looking statements include statements regarding the completion of the offering, the expected amount and intended use of net proceeds from the offering, and the effects of entering into the capped call transactions described above. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, their negative or other variations or comparable terminology. Forward-looking statements are subject to significant risks and uncertainties and are based on beliefs, assumptions and expectations based upon Radius’s historical performance and on its current plans, estimates and expectations in light of information available to it. Among the important factors that Radius thinks could cause its actual results to differ materially from those expressed in or contemplated by the forward-looking statements include risks related to or associated with whether Radius will be able to satisfy the conditions to close the sale of the Notes, whether the capped call transactions become effective and risks relating to Radius’s business, including those described in Radius’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Radius’s subsequent filings under the Exchange Act. The forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, Radius is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations:

Jason Harbes, CFA

Email: investorrelations@radiusglobal.com

Phone: 1-484-278-2667

3